Exhibit 10.8

CONSENT AND FIRST AMENDMENT

TO

INTERCREDITOR AND SUBORDINATION AGREEMENT

CONSENT AND FIRST AMENDMENT TO INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of March 29, 2005 (this “Amendment”) by and among the First Lien Agent, the First Lien Lenders party hereto, the Second Lien Agent, the Second Lien Lenders and the Loan Parties (each as defined below);

RECITALS:

WHEREAS, ITC^DeltaCom, Inc., a Delaware corporation (the “Parent”), Interstate FiberNet, Inc., a Delaware corporation (the “Borrower”), certain subsidiary guarantors (the “Subsidiary Guarantors” and together with the Parent and the Borrower, the “Loan Parties”), Wells Fargo Bank, N.A., as administrative agent and collateral agent (the “First Lien Agent”), and certain banks, financial institutions and other institutional lenders (the “First Lien Lenders”) are party to that certain Second Amended and Restated Credit Agreement dated as of October 6, 2003 (the “First Lien Second Amended Credit Agreement”);

WHEREAS, in connection with the First Lien Second Amended Credit Agreement, (a) the Parent, the Borrower, the Subsidiary Guarantors, and the banks and financial institutions listed on the signature pages thereto as Lenders (the “Second Lien Lenders”) and General Electric Capital Corporation (the “Second Lien Agent”) entered into a Credit Agreement, dated as of October 6, 2003 (the “Second Lien Original Credit Agreement”) and (b) the First Lien Agent, the First Lien Lenders, the Second Lien Agent, the Second Lien Lenders and the Loan Parties entered into the Intercreditor and Subordination Agreement, dated as of October 6, 2003 (the “Intercreditor Agreement”);

WHEREAS, (a) the parties to the First Lien Second Amended Credit Agreement have entered into a Third Amended and Restated Credit Agreement dated as of the date hereof (the “First Lien Third Amended Credit Agreement”), (b) the parties to the Second Lien Original Credit Agreement have entered into an Amended and Restated Credit Agreement, dated as of the date hereof (the “Second Lien Amended Credit Agreement”) and (c) in connection with the foregoing, the First Lien Agent, the First Lien Lenders, the Second Lien Agent, the Second Lien Lenders and the Loan Parties have determined to amend the Intercreditor Agreement on the terms described in this Amendment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Intercreditor Agreement shall be amended as follows:

SECTION 1. Definitions; Section References. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Intercreditor Agreement. Unless otherwise specified herein or the context otherwise indicates, references in this Amendment to any “Section” are to Sections of the Intercreditor Agreement.

SECTION 2. Amendments to Intercreditor Agreement. Effective as of the Amendment Effective Date (as such term is defined in Section 3 of this Amendment), the Intercreditor Agreement is amended as follows:

(a) The definitions of “Existing First Lien Loan Agreement,” “First Lien Debt,” “First Lien Security Agreement,” “First Lien Term Loans,” and “Guarantors,” in Section 1.1 are hereby amended and restated in their entirety to read as follows:

“Existing First Lien Loan Agreement” shall mean the Third Amended and Restated Credit Agreement, dated as of March 29, 2005, by and among the Loan Parties and the First Lien Lender Parties, as the same may be amended in accordance with the terms hereof.

“First Lien Debt” shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by any Loan Party to any of the First Lien Lender Parties evidenced by, or arising under, the First Lien Debt Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities, expenses and any amounts previously paid and avoided and recovered by the Loan Parties in connection with any Proceeding, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising during or after the initial or any renewal term of the First Lien Loan Agreement or after the commencement of any Proceeding with respect to such Loan Party. First Lien Debt shall be considered to be outstanding whenever any loan commitment under the First Lien Debt Documents is outstanding; provided, however, the principal amount of indebtedness under the First Lien Loan Agreement shall not constitute First Lien Debt to the extent it exceeds (a) $208,000,000 minus (b) the sum of (i) scheduled principal payments and (ii) prepayments (whether optional or mandatory), in each case, actually made on the First Lien Debt after the date hereof.

“First Lien Security Agreement” shall mean the Third Amended and Restated Security Agreement, dated as of March 29, 2005, by and among the Loan Parties and the First Lien Agent, and any security agreement or similar agreement executed and delivered in connection with any Acceptable Refinancing Debt, as the same may be amended, modified, supplemented, extended, renewed or restated, to the extent permitted pursuant to the terms hereof.

“First Lien Term Loans” shall mean the Tranche 1 Term B Advance, the New Tranche 1 Term B Advance, the Tranche 2 Term B Advance, the New Tranche 2 Term B Advance, the Tranche 3 Term B Advance, the Tranche 4 Term B Advance and the Special Term B Advances, as such terms are defined in the First Lien Loan Agreement.

“Guarantors” shall mean the Parent and the Subsidiary Guarantors (as such term is defined under the First Lien Loan Agreement and the Second Lien Loan Agreement), as well as any other Person that becomes a Guarantor under the First Lien Loan Agreement and the Second Lien Loan Agreement after the date hereof, whether by acquisition or otherwise and any other Person (other than the Borrower) liable on or in respect of any First Lien Debt or the Second Lien Debt and their respective successors and assigns, including, without limitation, any receiver, trustee or debtor-in-possession on behalf of any such Person or on behalf of any such successor or assign.

(b) Section 3 is hereby amended and restated in its entirety to read as follows:

Agent for Purposes of Perfection. The First Lien Agent and the Second Lien Agent each hereby appoints the other as agent for the purpose of perfecting the appointing agent’s Liens on any of the Collateral in the possession or control of such other agent and in connection therewith, each of the First Lien Agent the Second Lien Agent acknowledges and agrees that it shall hold any collateral in its possession for the benefit of the other agent, including, without limitation, for purposes of sections 9-313 and 8-301 of the Uniform Commercial Code; provided, that the possessing or controlling agent shall not have any duty or liability to protect or preserve any rights pertaining to any of such Collateral and, except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, the non-possessing or non-controlling agent hereby waives and releases the possessing or controlling agent from all claims and liabilities arising pursuant to the possessing or controlling agent’s role as possessing or controlling agent with respect to such Collateral, so long as the possessing or controlling agent shall use the same degree of care with respect thereto as the possessing or controlling agent uses for similar property pledged to the possessing or controlling agent as collateral for indebtedness of others to the possessing or controlling agent. Upon, and in connection with, the First Lien Lender Parties receiving indefeasible payment in full of all First Lien Debt, the First Lien Agent shall (a) assign and deliver to the Second Lien Agent the remainder of such Collateral, if any, in its possession or control and (b) shall assign and deliver to the Second Lien Agent (and shall not terminate) each agreement respecting any Collateral to which the First Lien Agent is a party, including, without limitation, all rights under account control agreements, landlord’s, bailee’s or similar waivers and consents; provided, that with respect to any deposit, securities or other accounts of the Loan Parties (or any of their respective subsidiaries) subject to a dominion and control agreement in favor of the First Lien Agent, notwithstanding anything else herein to the contrary, the First Lien Agent shall continue to serve as the Subagent (as defined in the Existing First Lien Loan Agreement) of the Second Lien Agent until the earlier of (a) the receipt of the consent of the applicable financial institutions to the assignment of the dominion and control agreements (or other action acceptable to the Second Lien Agent) and (b) the payment in full of the Second Lien Debt and termination of the Second Lien Debt Documents.

SECTION 3. Amendment Effective Date. The “Amendment Effective Date” shall mean the time and date on which (i) the First Lien Third Amended Credit Agreement and the Second Lien Amended Credit Agreement become effective and binding on the parties thereto and (ii) this Amendment shall be executed by the Required Lenders under and as defined in the First Lien Third Amended Credit Agreement and the Required Lenders under and as defined in the Second Lien Amended Credit Agreement.

SECTION 4. Representations and Warranties of the Parties. Each of the parties represents and warrants that the execution, delivery and performance of this Amendment by such party is within the corporate powers of each such party and has been duly authorized by all necessary corporate action by such party, and this Amendment constitutes a valid and binding agreement of each party, enforceable against such party in accordance with its terms.

SECTION 5. Acknowledgment and Consent With Respect to Third Amended Credit Agreement. Notwithstanding Sections 4.1 and 4.2 of the Intercreditor Agreement, (a) the First Lien Agent and the First Lien Lenders party hereto each acknowledge and consent to the amendment and restatement of the Second Lien Original Credit Agreement in accordance with the terms set forth in the Second Lien Amended Credit Agreement and (b) the Second Lien Agent and the Second Lien Lenders each acknowledge and consent to the amendment and restatement of the First Lien Second Amended Credit Agreement in accordance with the terms set forth in the First Lien Third Amended Credit Agreement.

SECTION 6. Effect on the Intercreditor Agreement.

(a) The Intercreditor Agreement, as specifically amended by this Amendment, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Intercreditor and Subordination Agreement,” “thereunder,” “thereof” or words of like import shall mean and be a reference to the Intercreditor Agreement, as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by and shall be construed and enforced in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

[signature pages follow]

Exhibit 10.8

IN WITNESS WHEREOF, each of the First Lien Agent, the First Lien Lenders party hereto, the Second Lien Agent, the Second Lien Lenders and the Loan Parties have caused this Amendment to be executed as of the date first above written.

WELLS FARGO BANK, N.A., (as successor by consolidation to Wells Fargo Bank Minnesota, National Association) as the First Lien Agent

By:	/s/ JEFFERY ROSE
Duly Authorized Signatory
	Name:	Jeffery Rose
	Title:	Corporate Trust Officer

MUZINICH CASHFLOW CBO II LTD., as First Lien Lender

By:	/s/ MICHAEL LUDWIG
	Name:	Michael Ludwig
	Title:	Chief Financial Officer,
Muzinich & Co., Inc. as Investment Manager

MUZINICH CASHFLOW CBO LTD., as First Lien Lender

By:	/s/ MICHAEL LUDWIG
	Name:	Michael Ludwig
	Title:	Chief Financial Officer,
Muzinich & Co., Inc. as Investment Manager

SANKATY ADVISORS, LLC, as Collateral Manager
for Brant Point II CBO 2000-1 LTD, as First Lien
Lender

By:	/s/ JEFFREY HAWKINS
	Name:	Jeffrey Hawkins
	Title:	Senior Vice President

SANKATY ADVISORS, LLC, as Collateral Manager
for Avery Point CLO Limited, as First Lien Lender

By:	/s/ JEFFREY HAWKINS
	Name:	Jeffrey Hawkins
	Title:	Senior Vice President

SANKATY HIGH YIELD PARTNERS III, L.P., as
First Lien Lender

By:	/s/ JEFFREY HAWKINS
	Name:	Jeffrey Hawkins
	Title:	Senior Vice President

SANKATY HIGH YIELD PARTNERS II, L.P., as
First Lien Lender

By:	/s/ JEFFREY HAWKINS
	Name:	Jeffrey Hawkins
	Title:	Senior Vice President

SANKATY HIGH ASSET PARTNERS, L.P.,
as First Lien Lender

By:	/s/ JEFFREY HAWKINS
	Name:	Jeffrey Hawkins
	Title:	Senior Vice President

SANKATY CREDIT OPPORTUNITIES, L.P., as First
Lien Lender

By:	/s/ JEFFREY HAWKINS
	Name:	Jeffrey Hawkins
	Title:	Senior Vice President

SANKATY ADVISORS, LLC, as Collateral Manager
RACE POINT II CLO, LTD., as First Lien Lender

By:	/s/ JEFFREY HAWKINS
	Name:	Jeffrey Hawkins
	Title:	Senior Vice President

SANKATY ADVISORS, LLC, as Collateral Manager
for PROSPECT FUNDING I, LLC, as First Lien
Lender

By:	/s/ JEFFREY HAWKINS
	Name:	Jeffrey Hawkins
	Title:	Senior Vice President

Alliance Capital Management L.P., as
Manager on behalf of ALLIANCE CAPITAL
FUNDING LLC
By: Alliance Capital Management Corporation,
General Partner of Alliance Capital Management
L.P., as First Lien Lender

By:	/s/ SCOTT VAN DER BOSEL
	Name:	Scott Van der Bosel
	Title:	Vice President

BANK OF AMERICA STRATEGIC SOLUTIONS
INC., as First Lien Lender

By:	/s/ JOHN W. WOODIEL III
	Name:	John W. Woodiel III
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as First Lien Lender

By:	/s/ (illegible)
	Name:	(illegible)
	Title:	Associate

EXPORT DEVELOPMENT CANADA (f/k/a Export
Development Corporation), as First Lien Lender

By:		/S/ R. HODGES	/S/ KEVIN SKILLITER
	Name:	R. Hodges	/Kevin Skilliter
	Title:	Manager, Special Risks	/Loan Asset Manager

GAIA OFFSHORE MASTER FUND, as First Lien
Lender
By Promethean Asset Management LLC, its Investment
Manager

By:	/s/ GREGORY MOLLER
	Name:	Gregory Moller
	Title:	Trader

SUFFIELD CLO, LIMITED, as First Lien Lender
By: Babson Capital Management LLC as Collateral
Manager

By:	/s/ MARY ANN SPENCER
	Name:	Mary Ann Spencer
	Title:	Managing Director

TRYON CLO, LTD. 2000-1, as First Lien Lender
By: Babson Capital Management LLC as Collateral
Manager

By:	/s/ MARY ANN SPENCER
	Name:	Mary Ann Spencer
	Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY, as First Lien Lender
By: Babson Capital Management LLC as Investment
Advisor

By:	/s/ MARY ANN SPENCER
	Name:	Mary Ann Spencer
	Title:	Managing Director

PACIFICA CDO III, LTD., as First Lien Lender

By:		/s/ AN PHAM, JR.
	Name:	An Pham, Jr.
	Title:	Authorized Signatory

PACIFICA CDO IV, LTD., as First Lien Lender

By:		/s/ AN PHAM, JR.
	Name:	An Pham, Jr.
	Title:	Authorized Signatory

AVL LOAN FUNDING LLC., as First Lien Lender

By:		/s/ DOMINIC BLEA
	Name:	Dominic Blea
	Title:	As Attorney-in-Fact

AVENUE SPECIAL SITUATIONS FUND III, L.P., as First Lien Lender

By:	Avenue Capital Partners III, LLC, its General Partner

By:	GL Partners III, LLC, its Managing Member

By:		/S/ SONIA GARDNER
	Name:	Sonia Gardner
	Title:	Member

SUNRISE PARTNERS LIMITED PARTNERSHIP, as First Lien Lender

By:		/s/ MICHAEL J. BEMER
	Name:	Michael J. Bemer
	Title:	Vice President
Dawn General Partner Corp. General Partner

UBS AG STAMFORD BRANCH, as First Lien Lender

By:		/s/ WILFRED V. SAINT
	Name:	Wilfred V. Saint
	Title:	Director
Banking Products Services, US

By:		/s/ TOBA LUMBANTOBING
	Name:	Toba Lumbantobing
	Title:	Associate Director
Banking Products Services, US

BEAR STEARNS INVESTMENT PRODUCTS INC., as First Lien Lender

By:		/S/ RICHARD BRAM SMITH
	Name:	Richard Bram Smith, Vice President
Title:

LONG LANE MASTER TRUST IV, as First Lien Lender

By:		/S/ ANN E. MORRIS
	Name:	Ann E. Morris
	Title:	Authorized Agent

MORGAN STANLEY SENIOR FUNDING INC., as First Lien Lender

By:		/S/ EUGENE F. MARTIN
	Name:	Eugene F. Martin
	Title:	Vice President
Morgan Stanley Senior Funding, Inc.

FIELD POINT I LTD., as First Lien Lender

By:		/s/ JEFFREY A. GELFAND
	Name:	Jeffrey A. Gelfand
	Title:	Authorized Signatory

FIELD POINT II LTD., as First Lien Lender

By:		/S/ JEFFREY A. GELFAND
	Name:	Jeffrey A. Gelfand
	Title:	Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, as First Lien Lender

By:		/S/ KARL KIEFFER
	Name:	Karl Kieffer
	Title:	Duly Authorized Signatory

NTFC CAPITAL CORPORATION

By:		/S/ MARK R. O’LEARY
	Name:	Mark R. O’Leary
	Title:	Vice President

EXPORT DEVELOPMENT CANADA (f/k/a/ Export Development Corporation), as Second Lien Lender

By:		/S/ R. HODGES	/S/ KEVIN SKILLITER
	Name:	R. Hodges	/Kevin Skilliter
	Title:	Manager, Special Risks	/Loan Asset Manager

BANC OF AMERICA STRATEGIC SOLUTIONS INC., as Second Lien Lender

By:		/S/ JOHN W. WOODIEL III
	Name:	John W. Woodiel III
	Title:	Senior Vice President

INTERSTATE FIBERNET INC., as Borrower

By:		/S/ RICHARD E. FISH
	Name:	Richard E. Fish
	Title:	Chief Administrative Officer

ITC^DELTACOM, INC., as Guarantor

By:		/S/ RICHARD E. FISH
	Name:	Richard E. Fish
	Title:	Chief Administrative Officer

ITC^DELTACOM COMMUNICATIONS, INC., as Guarantor

By:		/S/ RICHARD E. FISH
	Name:	Richard E. Fish
	Title:	Chief Administrative Officer

DELTACOM INFORMATION SYSTEMS, INC., as Guarantor

By:		/S/ RICHARD E. FISH
	Name:	Richard E. Fish
	Title:	Chief Administrative Officer

BTI TELECOM CORP., as Guarantor

By:		/S/ RICHARD E. FISH
	Name:	Richard E. Fish
	Title:	Chief Administrative Officer

BUSINESS TELECOM, INC., as Guarantor

By:		/S/ RICHARD E. FISH
	Name:	Richard E. Fish
	Title:	Chief Administrative Officer

BUSINESS TELECOM OF VIRGINIA, INC., as Guarantor

By:		/S/ RICHARD E. FISH
	Name:	Richard E. Fish
	Title:	Chief Administrative Officer